UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2016

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement.

The descriptions of the Warrant and the Warrant Agreement set forth below are incorporated by reference herein.

Item 8.01. Other Events.

On July 22, 2016, ContraFect Corporation (the “Company” or “ContraFect”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co., as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the offering, issuance and sale (the “Offering”) of 14,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase 14,000,000 shares of Common Stock (the “Warrants”). The Warrants will be exercisable immediately upon their initial issuance date at an exercise price of $3.00 per share and will expire five years from the date of issuance. The shares of Common Stock and the Warrants are immediately separable. The exercise price and number of shares of Common Stock issuable upon exercise of the Warrants will be subject to adjustment in the event of stock dividends, stock splits or similar events affecting the Common Stock. The Company does not intend to list the Warrants on any securities exchange or automated quotation system.

The public offering price in the Offering was $2.50 per Share and accompanying Warrant. The Underwriters have agreed to purchase the Shares and Warrants from the Company pursuant to the Underwriting Agreement at a price of $2.3375 per Share and accompanying Warrant. The net proceeds to the Company from the Offering are expected to be approximately $32.2 million, assuming no exercise of the Warrants, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering is expected to close on or about July 27, 2016, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Company intends to use the net proceeds of the Offering to fund the clinical development of its lead product candidate, CF-301, the advancement of its portfolio, including CF-404 and the discovery of additional product candidates and for working capital and general corporate purposes. The Company believes that its cash, cash equivalents and short-term investments, together with the net proceeds from the Offering, will fund its operations into the second half of 2018.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration Statement No. 333-211748) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC.

Upon closing of the Offering, the Company will enter into a warrant agreement (the “Warrant Agreement”) with American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), pursuant to which the Warrants will be issued and the Transfer Agent will act as warrant agent, registrar and transfer agent for the Warrants. The terms and conditions of the Warrants are set forth in the Warrant Agreement and the form of Warrant Certificate attached as Exhibit A thereto. The Warrants initially will be represented by one or more permanent global certificates in fully registered form and will be deposited with a custodian for, and registered in the name of, a nominee of The Depository Trust Company, New York, New York (DTC), as depository.

The foregoing descriptions of the Underwriting Agreement, the Warrant Agreement and the Warrants are not complete and are qualified in their entireties by reference to the full text of the Underwriting Agreement, the Form of Warrant Agreement and Form of Warrant Certificate, copies of which are filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2 respectively, to this report and are incorporated by reference herein.

A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants is attached as Exhibit 5.1 to this report.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent not to list the warrants on a securities exchange or automated quotation system; the anticipated amount of net proceeds from the Offering and the intended use of such proceeds; the anticipated timing of the closing of the Offering; and the Company’s belief that its cash, cash equivalents and short-term investments will fund its operations into the second half of 2018. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation: the Company may list the warrants on a securities exchange or automated quotation system; the amount of and use of net proceeds from the Offering may differ from the Company’s current expectations; the Offering may not close in the timeframe the Company expects, or at all; the Company has incurred significant losses since its inception and may never achieve profitability; the Company’s recurring losses from operations could raise substantial doubt regarding its ability to continue as a going concern; the Company has no product revenues; the Company’s short operating history; the Company’s need for substantial additional funding; the Company may be required to suspend or discontinue clinical trials due to adverse side effects or other safety risks; clinical trials of the Company’s product candidates are subject to delays, which could result in increased costs and jeopardize its ability to obtain regulatory approval and commence product sales as currently contemplated; the Company’s ability to attract and retain qualified personnel, and changes in management; difficulties in managing the Company’s growth; and the important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2016 and its other filings with the SEC for the Offering. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 22, 2016, by and between ContraFect Corporation and Piper Jaffray & Co., as representative of the several underwriters named therein

4.1	Form of Warrant Agreement by and between ContraFect Corporation and the American Stock Transfer & Trust Company, LLC, dated July 27, 2016

4.2	Form of Warrant Certificate

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: July 27, 2016	By:	/s/ Natalie Bogdanos
Natalie Bogdanos General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 22, 2016, by and between ContraFect Corporation and Piper Jaffray & Co., as representative of the several underwriters named therein

4.1	Form of Warrant Agreement by and between ContraFect Corporation and the American Stock Transfer & Trust Company, LLC, dated July 27, 2016

4.2	Form of Warrant Certificate

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)